Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Quarterly Report on Form 10-Q of SUNation Energy, Inc. (the “Company”) for the period ended March 31, 2025 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Maskin
Scott Maskin
Date: May 15, 2025	Chief Executive Officer

/s/ James Brennan
James Brennan
Date: May 15, 2025	Chief Financial Officer